UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 25, 2011

(Date of Report)

March 22, 2011

(Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue

Memphis, Tennessee 38197

(Address and zip code of principal executive offices)

(901) 419-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2011, Maura A. Smith, 55, Senior Vice President, General Counsel, Corporate Secretary and Global Government Relations, notified International Paper Company (the “Company”) that she plans to resign on April 30, 2011, after more than 8 years of service to the Company. She has been appointed Executive Vice President, Government Affairs, General Counsel and Corporate Secretary for PepsiCo, effective May 5, 2011.

Sharon R. Ryan, 52, Vice President, Chief Ethics and Compliance Officer, and Associate General Counsel, will be the Acting General Counsel and Corporate Secretary until a permanent successor is named. Ms. Ryan joined the Company in 1988, and has served in numerous legal roles during her career at the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY (Registrant)

By:	/s/ Maura Abeln Smith
Name: Maura Abeln Smith
Title: Senior Vice President, General Counsel and Corporate Secretary

Date: March 25, 2011